SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. ___)

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MANAGER DIRECTED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
Marmont Redwood International Equity Fund

(a series of Manager Directed Portfolios)

December 13, 2019
Dear Shareholder:
I am writing to let you know that a special meeting of shareholders of the Marmont Redwood International Equity Fund (to be renamed the Hardman Johnston International Growth Fund) (the “Fund”) will be held on January 21, 2020. The purpose of the meeting is to provide you with the opportunity to vote on the following proposals:

1.	the approval of a new subadvisory agreement between Marmont Partners LLC and Hardman Johnston Global Advisors LLC (“Hardman Johnston”) on behalf of the Fund; and

2.	the approval of reclassification of the Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940.
As discussed in more detail in the enclosed proxy statement, the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) has unanimously selected Hardman Johnston to replace Redwood Investments, LLC as the Fund’s sub-advisor. The proposed change in sub-advisor will not result in any increase in the investment advisory fee or in the Fund’s other expenses. The Fund’s investment advisor, Marmont Partners LLC, will remain the same. This package contains information about the proposals and the materials to use when casting your vote.
Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. The proposals have been carefully reviewed by the Board. The Board recommends that you vote FOR each proposal.
The questions and answers on the next few pages are provided to assist you in understanding each proposal. The proposals are described in greater detail in the enclosed proxy statement.
Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.
If you have any questions before you vote, please call the Fund at 1-833-627-6668. Thank you for your participation in this important initiative.
Sincerely,

/s/Douglas J. Neilson
Douglas J. Neilson President Manager Directed Portfolios

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Important information to help you understand and vote on the proposals
Please read the full text of the proxy statement. Below is a brief overview of each proposal to be voted upon. Your vote is important.
What is this document and why did you send it to me?
We are sending this document to you for your use in deciding whether to approve a new subadvisory agreement with Hardman Johnston Global Advisors LLC (“Hardman Johnston”) as the Fund’s sub-advisor at the upcoming special meeting. Shareholders are also being asked to change the classification of the Fund from a diversified fund to a non-diversified fund. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

Upon the recommendation of Marmont Partners LLC (the Fund’s investment advisor), the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) has approved the termination of Redwood Investments, LLC (“Redwood Investments”) as the Fund’s sub-advisor, effective at the close of business on December 31, 2019, and approved an interim sub-advisory agreement between Marmont Partners LLC (“Marmont Partners”) and Hardman Johnston to be effective January 1, 2020. In connection with the change in sub-advisor, the Board also approved the change in the name of the Fund from “Marmont Redwood International Equity Fund” to “Hardman Johnston International Growth Fund” as of January 1, 2020.

At a meeting held on November 12, 2019, the Board approved a new subadvisory agreement, subject to shareholder approval, between Marmont Partners LLC and Hardman Johnston for the Fund on a permanent basis (the “Permanent Sub-Advisory Agreement”). In order for Hardman Johnston to continue to serve as the sub-advisor to the Fund following the term of the interim sub-advisory agreement, Fund shareholders must approve the Permanent Sub-Advisory Agreement.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to be classified as either a “diversified” fund or a “non-diversified” fund within the meaning of the 1940 Act. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The 1940 Act requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. When the Fund commenced operations on February 14, 2018, it was intended to be classified and operated as a diversified fund. However, due to the proposed change in Fund’s sub-advisor, Hardman Johnston desires to operate the Fund as a non-diversified fund in order to align the Fund with its investment philosophy.
What am I being asked to vote on?
The Board determined that it would be in the best interest of the Fund to terminate Marmont Partners’ sub-advisory agreement with Redwood Investments and to retain Hardman Johnston to serve as the new sub-advisor of the Fund, on an interim basis, subject to later shareholder approval. Under the interim agreement, and pursuant to the requirements of the 1940 Act, Hardman Johnston is permitted to serve as interim sub-advisor to the Fund until shareholders approve the Permanent Sub-Advisory Agreement or May 30, 2020, whichever is sooner. Accordingly, the Fund needs shareholder approval to engage Hardman Johnston as the sub-advisor on a permanent basis.

In addition to approving the new sub-advisory agreement, shareholders are also being asked to change the classification of the Fund from a diversified fund to a non-diversified fund. To qualify as a “diversified fund” under Section 5(b)(1) of the 1940 Act, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. Conversely, the 1940 Act defines a “non-diversified fund” as a fund other than a diversified fund, and therefore these limits would not apply to a non-diversified fund.

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How will my approval of this proposal affect the management and operation of the Fund?
No changes will occur to the Fund’s investment objective or the fees paid by shareholders. The Fund will continue to invest in the securities of established companies that are domiciled in various countries throughout the world, excluding the U.S., and the Fund will continue to invest at least 80% of its net assets in equity securities under normal market circumstances. Hardman Johnston uses a different investment philosophy than Redwood Investments in selecting securities for the Fund. It is possible that the Fund will experience higher portfolio turnover and increased trading costs in the short term until the Fund’s portfolio is fully transitioned to Hardman Johnston’s investment strategy. In addition, shareholders that are not tax exempt may experience tax consequences as the Fund’s portfolio is transitioned to Hardman Johnston’s strategy.
Marmont Partners LLC will continue as the Fund’s investment adviser and the Fund’s investment advisory fee will remain the same.
What are the primary reasons for selection of Hardman Johnston as the sub-advisor of the Fund?
Hardman Johnston is an independent, global equity boutique investing in high quality growth companies at value prices. The Board believes that Hardman Johnston’s experience with managing international equity portfolios will enable it to manage the Fund in accordance with its investment strategy in the best interests of shareholders. Hardman Johnston is registered as an investment adviser with the U.S. Securities and Exchange Commission.
Who is currently managing the Fund?
Marmont Partners, the Fund’s investment adviser, manages and supervises the investment operations and business affairs of the Fund. Marmont Partners is located at 925 W. Lancaster Ave, Suite 200, Bryn Mawr, PA 19010 and will continue to serve as the Fund’s investment advisor. Redwood Investments has served as the Fund’s sub-advisor since the Fund’s inception on February 14, 2018. In connection with the termination of the prior subadvisory agreement with Redwood Investments, the Board approved an interim sub-advisory agreement with Hardman Johnston on behalf of the Fund, with terms and conditions identical (other than the identity of the sub-advisor and the term of the agreement) to the terms and conditions of the prior sub-advisory Agreement with Redwood Investments LLC. As a result, Hardman Johnston will assume management of the Fund on an interim basis effective following the termination of Redwood Investments on January 1, 2020.
Are there any differences between the Prior Sub-Advisory Agreement and the proposed Permanent Sub-Advisory Agreement?
There are no material differences between the previous sub-advisory agreement and the proposed Permanent Sub-Advisory Agreement regarding the nature, quality or extent of services to be provided by Hardman Johnston to the Fund. However, there is a difference regarding the compensation structure between Marmont Partners and Hardman Johnston. The sub-advisory fee paid by Marmont Partners to Hardman Johnston is higher than the sub-advisory fee paid by Marmont Partners to Redwood Investments. However, this change will not result in an increase of fees paid by shareholders of the Fund, and the level of services provided by Marmont Partners and Hardman Johnston to the Fund will not be reduced.
Why are shareholders being asked to change the classification of the Fund from a diversified fund to a non-diversified fund?
In order to implement Hardman Johnston’s investment strategy in selecting securities for the Fund, Hardman Johnston seeks to operate the Fund as non-diversified. If this change is approved by shareholders, the Fund may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund continued to hold a more diversified portfolio.

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What are the risks of the Fund becoming a non-diversified fund?
As noted above, the 1940 Act defines a “non-diversified fund” as a fund other than a diversified fund, and the diversification limits of Section 5(b)(1) do not apply to a non-diversified fund. A fund’s designation as non-diversified therefore may connote greater risk because the Fund may invest in a smaller number of issuers. A non-diversified fund has potential for an increase in volatility because the fund’s performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer will increase the Fund’s exposure to that issuer’s financial condition and business operations.
Has the Fund’s Board of Trustees approved each proposal?
Yes. The Board has unanimously approved the proposal to approve the Permanent Sub-Advisory Agreement with Hardman Johnston on behalf of the Fund and recommends that you also vote to approve the proposal. The Board has also unanimously approved the proposal to change the Fund’s diversification status from “diversified” to “non-diversified fund.”
Who is Computershare ?
Computershare is a third-party proxy vendor that the Fund has engaged (at Marmont Partners’ expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?
All expenses associated with preparing the proxy statement and its enclosures and all solicitations will be paid by Marmont Partners.
Who is eligible to vote?
Shareholders of record of the Fund as of the close of business on December 3, 2019 (the “Record Date”) are entitled to be present and to vote at the special meeting of the shareholders on January 21, 2020 (the “Special Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.
What vote is required?
Approval of each proposal requires the affirmative vote of the “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote.
The approval of proposal two is contingent the approval of proposal one (i.e., the Fund will remain diversified if Hardman Johnston is not retained under the Permanent Sub-Advisory Agreement). If proposal one is adopted by shareholders but proposal two is not, the Fund will continue to be managed as a diversified fund.
How do I vote my shares?
You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.
In addition, you may vote through the internet by visiting www.proxy-direct.com/mri-31033 and following the on-line instructions. If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Computershare at 866-904-6150.
If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR each proposal and to grant discretionary authority to the persons named in the card as to

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any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST each proposal.
Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.
How can a quorum be established?
Forty percent of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST each proposal.
Can shareholders submit additional proposals?
The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in the proxy materials for any future meeting of shareholders should send their written proposals to the Secretary of the Trust c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 so they are received within a reasonable time before the Trust begins to print and send its proxy materials. Timely submission does not necessarily mean a proposal will be included in the proxy materials. Any shareholder proposal that is not submitted within a reasonable time before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. No business other than the matters described above is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.
What will happen if there are not enough votes to approve each proposal?
It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote after several weeks, you may be contacted by Computershare who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. If the Fund’s shareholders do not approve the new sub-advisory agreement, Hardman Johnston will not be permitted to serve as the Fund’s sub-advisor beyond May 30, 2020, and the Board will have to consider other alternatives for the Fund, including possibly liquidating the Fund.
If I vote by mail, how do I sign the proxy card?
Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”
Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

Manager Directed Portfolios
c/o U.S. Bank Global Fund Services

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Marmont Redwood International Equity Fund
(a series of Manager Directed Portfolios)

1-833-627-6668
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
A Special Meeting of Shareholders (the “Meeting”) of the Marmont Redwood International Equity Fund (to be known as Hardman Johnston International Growth Fund as of January 1, 2020) (the “Fund”), a series of Manager Directed Portfolios (the “Trust”) will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on Tuesday, January 21, 2020, at 10:30 a.m. Central Time.
The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To approve a new sub-advisory agreement between Marmont Partners LLC and Hardman Johnston Global Advisors LLC on behalf of the Fund.

2.	To approve the reclassification of the Fund from a “diversified fund” to a “non-diversified fund,” within the meaning of the Investment Company Act of 1940, as amended.
The Board of Trustees has fixed the close of business on December 3, 2019 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.
By order of the Board of Trustees,
/s/ Alyssa M. Bernard
ALYSSA M. BERNARD
Secretary, Manager Directed Portfolios
December 13, 2019
Your vote is important – please vote your shares promptly.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS
The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
Marmont Redwood International Equity Fund
(a series of Manager Directed Portfolios)

1-833-627-6668

TO BE HELD ON JANUARY 21, 2020
This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Manager Directed Portfolios (the “Trust”) to be used at the special meeting of shareholders of the Marmont Redwood International Equity Fund (to be renamed the Hardman Johnston International Growth Fund) (the “Fund”) and at any adjournments thereof (the “Meeting”), to be held on Tuesday, January 21, 2020 at 10:30 a.m. Central Time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Shareholders of record at the close of business on the record date established as December 3, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this proxy statement and the enclosed proxy card are being mailed to shareholders on or about December 13, 2019. The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

PROPOSAL 1.
To approve a new sub-advisory agreement between Marmont Partners LLC and Hardman Johnston Global Advisors LLC, an behalf of the Marmont Redwood International Equity Fund (to be renamed the Hardman Johnston International Growth Fund) (the “Fund”).

PROPOSAL 2.	To change the Fund’s diversification status from being a “diversified fund” to being a “non-diversified fund.”

Shareholders of the Fund are being asked to approve the Permanent Sub-Advisory Agreement between Marmont Partners LLC (“Marmont Partners”) and Hardman Johnston Global Advisors LLC (“Hardman Johnston”) on behalf of the Fund. Shareholders of the Fund are also being asked to approve a change in the Fund’s diversification status to “non-diversified.”

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on January 21, 2020: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxy-direct.com/mri-31033.

Background
At a meeting held on October 28, 2019, upon the recommendation of Marmont Partners, the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) terminated Marmont Partners’ sub-advisory agreement with Redwood Investments LLC on behalf of the Fund (the “Prior Sub-Advisory Agreement”), effective as of the close of business on December 31, 2019, and approved an interim subadvisory agreement with Hardman Johnston to be effective January 1, 2020 (the “Interim Sub-Advisory Agreement”).
Under the Investment Company Act of 1940, as amended (the “1940 Act”), a person may act as sub-advisor for a fund under an interim agreement after the termination of a previous agreement as long as (1) the compensation to be received under the interim agreement is no greater than the compensation the sub-advisor would have received under the previous agreement; and (2) the board of trustees, including a majority of the trustees who are not interested persons of the fund, has approved the interim agreement within 10 business days after the termination.

At a meeting held on November 12, 2019 at which all of the Trustees were present in person, the Trustees considered a permanent subadvisory agreement between Marmont Partners and Hardman Johnston on behalf of the Fund (the “Permanent Sub-Advisory Agreement”). The Board, which is comprised of three trustees who are not “interested persons” as that term is defined under the 1940 Act (“Independent Trustees”) and one trustee who is considered an “interested person” of the Trust (the “Interested Trustee” and together with the Independent Trustees, the “Trustees”), voted unanimously to approve the Permanent Sub-Advisory Agreement, subject to shareholder approval. The Board also voted unanimously to change the Fund’s diversification status to “non-diversified,” also subject to shareholder approval, and recommended that shareholders vote in favor of each proposal.
The Board’s decision to replace Redwood Investments, LLC with Hardman Johnston was based on a number of factors, including the recommendation of Marmont Partners, the Fund’s performance, prospects for asset growth and personnel changes at Redwood Investments, LLC. In reaching its decision, the Board reviewed Marmont Partners’ analysis in identifying a prospective sub-advisor. Marmont Partners had screened and researched numerous potential replacements, reducing the list to a few firms that met Marmont Partners’ criteria with respect to strategy and performance, among other factors, before recommending Hardman Johnston. The Board discussed Hardman Johnston’s history, the credentials and experience of its senior personnel and lead portfolio manager and its investment process. The Board also considered potential trading costs and tax consequences to shareholders associated with the transitioning of the Fund’s portfolio to Hardman Johnston.
The Board’s decision to change the Fund’s diversification status was based on Hardman Johnston’s desire to operate the Fund as non-diversified in keeping with Hardman Johnston’s established International Equity Strategy. The Board considered that Hardman Johnston’s security selection process and investment philosophy differs from the Fund’s previous sub-advisor’s management of the Fund. Hardman Johnston’s investment philosophy is based on two key tenets: (1) earnings growth drives stock performance over time, and (2) there are short term inefficiencies in the market that create attractive entry points. The Fund’s previous sub-advisor considered companies whose securities exhibited strong positive momentum, recent positive earnings growth, and attractive valuations. A key difference between Hardman Johnston and the Fund’s previous sub-advisor is Hardman Johnston’s approach to evaluating growth. Hardman Johnston focuses on identifying companies that it believes can sustainably grow earnings by 10% annually, over at least the next three to five years. The Fund’s previous sub-advisor focused on identifying companies whose growth rates were above consensus expectations, which it believed would lead to positive estimate revisions and share price appreciation.
PROPOSAL ONE: APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN MARMONT PARTNERS AND HARDMAN JOHNSTON ON BEHALF OF THE FUND
Summary of Interim and Permanent Subadvisory Agreements
To avoid disruption of the Fund’s investment management program following the termination of Redwood Investments, LLC as the Fund’s sub-advisor and after considering the potential benefits to shareholders of engaging Hardman Johnston as the Fund’s new sub-advisor, the Board approved the Interim Sub-Advisory Agreement pursuant to the requirements of Rule 15a‑4 under the 1940 Act. Under Rule 15a‑4, a sub-advisor can serve pursuant to an interim sub-advisory agreement for up to 150 days while a fund seeks shareholder approval of a new sub-advisory agreement. The Interim Sub-Advisory Agreement has terms and conditions identical to the terms and conditions of the Prior Sub-Advisory Agreement, other than the identity of the sub-advisor and the term of the agreement.
The form of the Permanent Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the Permanent Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement with respect to services to be provided by Hardman Johnston compared to those provided by Redwood Investments. However, the agreements contain different compensation structures. The material terms of the Permanent Sub-Advisory Agreement and Prior Sub-Advisory Agreement are compared below in “Summary of the Permanent Sub-Advisory Agreement and Prior Sub-Advisory Agreement.”

If the Fund’s shareholders do not approve the Permanent Sub-Advisory Agreement at the Meeting or at an adjournment of the Meeting, then Hardman Johnston will not be able to serve as the Fund’s sub-advisor beyond the termination date of the Interim Sub-Advisory Agreement, in which case the Board will consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund including (without limitation) possibly liquidating the Fund. In addition, if shareholders do not approve proposal one, the Fund will continue to operate as diversified and proposal two will not be implemented.
Compensation Paid to the Sub-Advisor
Under the Prior Sub-Advisory Agreement, Redwood Investments was entitled to receive a quarterly fee, payable in arrears by Marmont Partners, equal to fifty percent (50%) of the net advisory fee revenue (net of any contractual or voluntary fee waiver or expense reimbursement payable to Marmont Partners and net of any payments to financial intermediaries related to the Fund paid by Marmont Partners) (the “Net Fee Revenue”) received by Marmont Partners for such calendar quarter, in return for the services provided by Redwood Investments, LLC as sub-advisor to the Fund.
Under the Permanent Sub-Advisory Agreement, Hardman Johnston will be paid a monthly fee, payable in arrears by Marmont Partners, equal to sixty percent (60%) of the Net Fee Revenue received by Marmont Partners for such month (each such monthly fee amount, the “Sub-Advisory Fee”).
For purposes of calculating the Sub-Advisory Fee under the Permanent Sub-Advisory Agreement, “Net Fee Revenue” means: (i) the aggregate amount of advisory, management or comparable fees (the “Management Fees”) paid to the Advisor by a Fund pursuant to the Investment Advisory Agreement (as may be amended from time to time), net of any contractual or voluntary fee waiver or expense reimbursement payable by the Advisor to a Fund, minus (ii) any distribution, revenue sharing, sub-transfer agent or other administrative fees related to a Fund paid by the Advisor paid to financial intermediaries that are not affiliated with the Advisor (a “Third Party Intermediary Payment”).
Marmont Partners and Hardman Johnston acknowledge that Marmont Partners and the Fund have entered into an Operating Expense Limitation Agreement dated February 9, 2018 (the “OELA”) pursuant to which Marmont Partners has agreed to waive its management fees and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses (excluding specified excludable expenses) do not exceed 1.00% of the Fund’s average daily net assets, through at least February 28, 2021 and that Marmont Partners’ fee waivers and/or payments under the OELA will be deducted from Net Fee Revenue.  Marmont Partners agrees to give Hardman Johnston prior notice before entering into a new OELA or extending the term of the existing OELA.
Hardman Johnston must approve all arrangements with financial intermediaries before Marmont Partners may deduct Third-Party Intermediary Payments related to a financial intermediary from the Net Fee Revenue. Whether Hardman Johnston has approved the deduction of amounts payable under the OELA or a Third-Party Intermediary Payment shall only affect the determination of the Net Fee Revenue.
For the fiscal year ended October 31, 2019, Marmont Partners did not pay Redwood Investments, LLC any sub-advisory fees (under the Prior Sub-Advisory Agreement). The Prior Sub-Advisory Agreement is dated February 9, 2018 and was approved by the initial shareholder of the Fund on February 9, 2018.
Information about Hardman Johnston
Hardman Johnston is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Hardman Johnston’s principal offices are located at 300 Atlantic Street, Suite 601, Stamford, Connecticut 06901. As of October 31, 2019, Hardman Johnston managed over $6.2 billion in assets. Hardman Johnston is 100% employee-owned. As of October 31, 2019, Cassandra A. Hardman is the only person who owned more than 25% of the firm.
The following table sets forth the name, position and principal occupation of each officer of Hardman Johnston as of October 31, 2019. Each individual’s address is c/o Hardman Johnston Global Advisors LLC, 300 Atlantic Street, Suite 601, Stamford, Connecticut 06901.

Name	Principal Occupation
Bruce A. Albert	General Counsel and Chief Compliance Officer
Cassandra A. Hardman	CIO, International & Global Strategies, Chief Executive Officer
Richard Johnston	CIO, U.S. Strategies
Jeffrey S. Meyer	President
Julie A. O’Connor	Chief Operating Officer
In connection with the retention of Hardman Johnston as the Fund’s sub-advisor, The Fund’s investment objective, principal investment strategy to invest at least 80% of its net assets in equity securities, and investment policies will remain the same. Marmont Partners will continue to serve as the Fund’s investment adviser. However, Hardman Johnston considers different attributes than Redwood Investment in selecting securities for the Fund. A key difference between Hardman Johnston and the Fund’s previous sub-advisor is Hardman Johnston’s approach to evaluating growth. Hardman Johnston focuses on identifying companies that it believes can sustainably grow earnings by 10% annually, over at least the next three to five years. The Fund’s previous sub-advisor focused on identifying companies whose growth rates were above consensus expectations, which it believed would lead to positive estimate revisions and share price appreciation. In addition, Hardman Johnston desires to manage the Fund as a non-diversified fund, while Redwood Investments managed the Fund as a diversified fund. Shareholders received notice of these changes pursuant to a supplement to the Fund’s prospectus dated November 13, 2019.
Effective January 1, 2020, Hardman Johnston will manage the Fund as follows:
The International Growth Fund seeks to achieve its investment objective by investing in a non-diversified portfolio primarily consisting of equity securities of established companies domiciled in various countries throughout the world, excluding the U.S. The Fund typically invests in securities of issuers from at least six or more non-U.S. countries and at least eight industries. The Fund holds a maximum of 25% of its net assets of companies in any single industry.
Hardman Johnston looks for securities of companies they believe will increase in value over time. Hardman Johnston selects securities based on an investment process described below that starts with an examination of companies. Hardman Johnston’s investment philosophy is based on two key tenets: (1) earnings growth of a company drives its securities performance over time, and (2) there are short term inefficiencies in the market that create attractive opportunities to buy the securities of one or more companies.
Hardman Johnston’s investment process involves four steps: idea generation, fundamental research, portfolio construction, and portfolio management. In the idea generation process, Hardman Johnston uses a proprietary screen and ranking system that distills the potential universe of international companies into a pool of companies in which the Fund may invest. The screen is run regularly and eliminates companies that Hardman Johnston expects to have less than 10% annual earnings growth over the next three to five years, based on estimates used by Hardman Johnston. The system then ranks the remaining companies using an analysis of growth and value factors based on the companies’ fundamental financial characteristics. Hardman Johnston then selects certain companies ranked in the top 25% and performs in-depth fundamental research on those companies.
The Fund’s portfolio manager is responsible for selecting securities and makes the final determination on all purchases and sales for the Fund. The Fund’s portfolio manager determines what companies’ securities to purchase, while taking into account the number of industries and countries in which the Fund invests, as well as the size of a single position. Hardman Johnston also monitors the securities held by the Fund to determine whether its investment thesis and growth estimates remain appropriate. Hardman Johnston may sell securities held by the Fund if the portfolio manager believes that a company’s fundamental financial characteristics are deteriorating, if a company’s earnings growth slows below Hardman Johnston’s expectations, if a company falls in the bottom 25% in Hardman Johnston’s ranking system, or if an investment position in a company becomes larger than desired as a result of market appreciation.

Summary of the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement
A copy of the proposed Permanent Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the Permanent Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the Permanent Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Permanent Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Hardman Johnston under the Permanent Sub-Advisory Agreement identical to the services currently provided by Redwood Investments under the Prior Sub-Advisory Agreement.
Sub-Advisory Services. Both the Permanent Sub-Advisory Agreement and Prior Sub-Advisory Agreement state that, subject to the supervision of Marmont Partners and the Board of Trustees, the sub-advisor has sole and exclusive responsibility for the day-to-day management of the Fund’s investment portfolio in accordance with the Fund’s investment objective, policies and limitations, as stated in the Fund’s Prospectus and Statement of Additional Information, and will (i) make all investment decisions for the Fund, including the purchase and sale of portfolio securities for the Fund; (ii) place orders for purchases and sales of portfolio investments for the Fund; (iii) vote proxies for the Fund; (iv) maintain applicable books and records related to the sub-advisor’s activities under the agreement; (v) provide assistance regarding the Fund’s compliance policies and procedures and valuation matters; and (vi) meet the Marmont Partners and the Board.
Brokerage. Both the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the sub-advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the sub-advisor shall not direct orders to an affiliated person of the advisor or sub-advisor without notice and compliance with the Fund’s affiliated brokerage procedures. The sub-advisor will use all reasonable efforts to obtain most favorable execution. In selecting a broker-dealer to execute each particular transaction, the sub-advisor may take the following into consideration: the experience and skill of the securities traders employed by a broker or dealer, the broker’s or dealer’s financial responsibility and administrative efficiency, the size of the order, the nature of the market for the security, the timing of the transaction and the difficulty of execution. Both agreements also provide that, subject to the policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the sub-advisor shall have the right to select brokers who furnish brokerage and research services to the Fund or to the sub-advisor, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The sub-advisor shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.
Sub-Advisory Fees. The Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement contain different fee structures and there are differences in how the fee due to the sub-advisor is calculated. Under the Prior Sub-Advisory Agreement, Redwood Investments received a quarterly fee, payable in arrears, equal to fifty percent (50%) of the Net Fee Revenue received by Marmont Partners for such calendar quarter. Under the Prior Sub-Advisory Agreement, Net Fee Revenue was calculated as: (i) the aggregate amount of advisory, management or comparable fees (the “Management Fees”) paid to Marmont Partners by the Fund pursuant to the Investment Advisory Agreement (as may be amended from time to time), net of any contractual or voluntary fee waiver or expense reimbursement payable by the Marmont Partners to the Fund, minus (ii) any distribution, revenue sharing, sub-transfer agent or other administrative fees paid to financial intermediaries related to the Fund paid by Marmont Partners. Any reductions in the Net Fee Revenue did not require Redwood Investments’ approval.

Under the Permanent Sub-Advisory Agreement, Hardman Johnston will be paid a monthly fee, payable in arrears by Marmont Partners, equal to sixty percent (60%) of the Net Fee Revenue received by Marmont Partners for such month (each such monthly fee amount, the “Sub-Advisory Fee”). For purposes of calculating the Sub-Advisory Fee under the Permanent Sub-Advisory Agreement, “Net Fee Revenue” means: (i) the aggregate amount of advisory, management or comparable fees (the “Management Fees”) paid to the Advisor by a Fund pursuant to the Investment Advisory Agreement (as may be amended from time to time), net of any contractual or voluntary fee waiver or expense reimbursement payable by the Advisor to a Fund, minus (ii) any distribution, revenue sharing, sub-transfer agent or other administrative fees related to a Fund paid by the Advisor paid to financial intermediaries that are not affiliated with the Advisor (a “Third Party Intermediary Payment”).
Hardman Johnston must approve all arrangements with financial intermediaries before Marmont Partners may deduct Third-Party Intermediary Payments related to a financial intermediary from the Net Fee Revenue. Whether Hardman Johnston has approved the deduction of amounts payable under the OELA or a Third-Party Intermediary Payment shall only affect the determination of the Net Fee Revenue.
Duration and Termination. The Prior Sub-Advisory Agreement provided that it became effective at the time the Fund commenced operations and remained in effect for a period of two years, unless sooner terminated. The Permanent Sub-Advisory Agreement provides that it will become effective on January 21, 2020 (the date of the Meeting) or such other date following the approval of the vote of a majority of the outstanding securities of the Fund, whichever is later and provides that it will continue in effect for a period of two years, unless sooner terminated. Both the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board (including by a majority of the Independent Trustees) or by the vote of a majority of the outstanding securities of the Fund. Both the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement may be terminated at any time, on 60 days’ written notice, by the Board , by Marmont Partners or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalties.
Payment of Expenses. Both the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that each party to the agreement shall bear the costs and expenses of performing its obligations under the agreement and that Fund will pay for brokerage commissions, custodian fees and expenses, taxes and interest payable on any Fund borrowing. The sub-advisor shall be responsible for providing the personnel, office space and equipment necessary for managing the Fund. In addition, the sub-advisor will pay the expenses relating to costs of any special meeting of the Board of shareholders of the Fund convened due to a change of control or otherwise for the primary benefit of the sub-advisor.
Limitation on Liability and Indemnification. Both the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the sub-advisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by Marmont Partners or the Trust in connection with the services provided under the particular Agreement in the absence of willful misfeasance, bad faith or gross negligence on the part of the sub-advisor or the sub-advisor’s reckless disregard by it of its obligations and duties under the particular agreement. Both the Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the sub-advisor shall be indemnified by Marmont Partners against certain liabilities, losses and claims incurred by the sub-advisor not resulting from disabling conduct by the sub-advisor.
Right to Use Names. The Permanent Sub-Advisory Agreement and the Prior Sub-Advisory Agreement contain different provisions regarding the parties’ right to use names.
Under the Prior Sub-Advisory Agreement, Redwood Investments had no rights relating to the name of the Trust, the name of the Fund, or the name of Marmont Partners, without the respective party’s written consent, with the exception of identifying Marmont Partners or the Trust in a client list or regulatory documents produced by Redwood Investments. Neither the Trust nor Marmont Partners had rights relating to the name of Redwood Investments, without Redwood Investments’ written consent, with the exception of using the name of Redwood Investments in various regulatory filings, including the Fund’s Registration Statement on Form N-1A, as well as this proxy statement, and customary marketing materials.

Under the Permanent Sub-Advisory Agreement, Hardman Johnston grants the Fund a license to use the name of Hardman Johnston, and the Fund shall only use that name in a manner consistent with uses approved by Hardman Johnston. Hardman Johnston shall not use the name of the Advisor, the Trust, or any of their affiliates in its marketing materials without prior written consent of the Trust or Marmont Partners, as applicable. Hardman Johnston may use the name of the Fund for any purpose, and may use the name of the Trust or Marmont Partners in disclosure documents, records, and otherwise required by applicable law or regulation.
PROPOSAL 2: APPROVE THE RECLASSIFICATION OF THE FUND’S DIVERSIFICATION STATUS
The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to repurchase agreements fully collateralized by U.S. government obligations (see fundamental policy #1). These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.
When the Fund commenced operations on February 14, 2018, it was intended to be classified and operated as a diversified fund. However, due to the proposed change in sub-advisor, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. Hardman Johnston uses a different investment strategy than Redwood Investments in selecting securities for the Fund and desires to change the Fund’s diversification status to “non-diversified.” If the Fund becomes non-diversified, the Fund may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund continued to hold a more diversified portfolio. Hardman Johnston believes that managing the Fund as a non-diversified investment company will be beneficial to shareholders over time because it will allow Hardman Johnston to run a focused portfolio of international stocks that qualify for inclusion in the portfolio based on Hardman Johnston’s investment philosophy.
To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if Hardman Johnston had invested Fund assets in a larger number of issuers. Please note that, the Fund has maintained and intends to continue to maintain the required level of diversification and otherwise conduct its operations so as to continue to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended.
If shareholders approve the Permanent Sub-Advisory Agreement between Marmont Partners and Hardman Johnston, but do not approve the reclassification of the Fund’s diversification status to non-diversified, Hardman Johnston will continue to manage the Fund as a diversified fund.

Board Approval and Recommendation
Permanent Sub-Advisory Agreement
In reaching its decision to approve the Permanent Sub-Advisory Agreement, the Trustees, including all of the Independent Trustees, met at a regular meeting held on November 12, 2019 with a senior executive of Marmont Partners, as well as a representative of Hardman Johnston. In the course of their review, the Trustees considered their legal responsibilities with regard to considering the Permanent Sub-Advisory Agreement. The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by Redwood Investments, LLC since the Fund’s inception in February 2018 compared to the quality of services expected to be provided to the Fund by Hardman Johnston going forward; (2) the performance of the Fund while sub-advised by Redwood Investments as well as performance of separately managed accounts managed by Hardman Johnston in accordance with an investment strategy similar to that of the Fund; (3) the fact that the terms of the Permanent Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement in terms of the nature, extent, and quality of services to be provided; (4) the fact that Hardman Johnston’s investment management team is familiar with the Fund’s international equity investment strategy and has experience managing products similar to the Fund; (5) the fact that while the fee paid by Marmont Partners to Hardman Johnston under the Permanent Sub-Advisory Agreement is higher than the fee paid by Marmont Partners to Redwood Investments under the Prior Sub-Advisory Agreement, the change in sub-advisor would not result in an increased management fee or in the Fund’s total expense ratio paid by shareholders; (6) the Fund’s current asset size and prospects for asset growth with a new sub-advisor; and (7) potential tax consequences and trading costs associated with the change in sub-advisor.
The Trustees also evaluated the Permanent Sub-Advisory Agreement in light of information they had requested and received from Hardman Johnston prior to and at the meetings held on October 28, 2019 and November 12, 2019. The Trustees reviewed these materials with representatives of both Marmont Partners and Hardman Johnston. The Independent Trustees also discussed the Permanent Sub-Advisory Agreement in executive session with their legal counsel. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the Permanent Sub-Advisory Agreement, and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.
Nature, Extent, and Quality of Services Provided to the Fund. The Trustees evaluated the nature, extent, and quality of Hardman Johnston’s overall services to be provided to the Fund. The Trustees evaluated the quality and credentials of the proposed portfolio management team. The Trustees also reviewed Hardman Johnston’s Form ADV and responses to a due diligence questionnaire submitted to Hardman Johnston on behalf of the Board. The Trustees reviewed with the Trust’s Chief Compliance Officer Hardman Johnston’s compliance program and policies and concluded that the policies and procedures were reasonably designed to prevent violations of the federal securities laws.
The Trustees evaluated Hardman Johnston’s financial condition, noting that it appeared to have sufficient resources to sub-advise the Fund. The Trustees considered Hardman Johnston’s history, strategy for international equity investing and the experience of its investment personnel. The Board noted that Cassandra A. Hardman, CFA, CIO of International and Global Strategies and Chief Executive Officer of Hardman Johnston, would be primarily responsible for the day-to-day management of the Fund and will begin serving as the Fund’s Lead Portfolio Manager on January 1, 2020. Ms. Hardman is the Lead Portfolio Manager of the International Growth Fund. Prior to joining the firm in 1997, Ms. Hardman was Managing Director and Principal at PCM International, Inc., an affiliate of Prudential Financial. She has spent her entire career focused on international equity markets and managing separate and commingled institutional accounts. Ms. Hardman has a BA in Economics and an MBA in Finance from Rutgers University, and is a member of the CFA Society New York. Ms. Hardman is a shareholder in the firm.

The following members of the Sub-Advisor’s International and Global Investment Team would support Ms. Hardman in her role as portfolio manager for the International Growth Fund: James G. Pontone, Portfolio Manager; and Henry Woo, CFA, Director of Research, Portfolio Manager.
James G. Pontone, is a Portfolio Manager of Hardman Johnston, and joined the firm in 2011. He is a member of the International and Global Investment Team and is responsible for covering global energy and financials. Prior to joining the firm, Mr. Pontone was a Principal and Senior Portfolio Manager at the Winchester Group. Prior to that, he was a Senior Portfolio Manager at Ark Asset Management for fourteen years. Mr. Pontone also held various positions at Morgan Stanley Asset Management, Mitchell Hutchins, and on the floor of the New York Stock Exchange. Mr. Pontone has a BA from Skidmore College and an MBA in Finance from New York University Stern School of Business. Mr. Pontone is a shareholder in the firm.
Henry Woo, CFA, is the Director of Research, Portfolio Manager for Hardman Johnston. Mr. Woo joined Hardman Johnston in 2007 and is responsible for the firm’s research function. In addition, Mr. Woo is a member of the International and Global Investment Team and is responsible for covering global communication services. Prior to joining the firm, Mr. Woo was an equity research analyst on both the buy-side and sell-side at First Republic Investment Management, Citigroup Asset Management, and Bank of America Securities, after spending twelve years in the technology and telecommunications industry, with responsibilities in engineering, marketing, and management. Mr. Woo earned an SB in Computer Science and Engineering from Massachusetts Institute of Technology, an MSE in Computer Information Science from the University of Pennsylvania, and an MBA from Wharton School of the University of Pennsylvania. He is a member of the CFA Society New York. Mr. Woo is a shareholder in the firm.
Based on the information provided, the Trustees concluded that the nature and extent of the services that Hardman Johnston would provide under the Permanent Sub-Advisory Agreement, as well as the quality of those services, would be satisfactory.
Investment Performance. The Trustees reviewed information concerning the Fund’s investment performance, both absolutely as well as compared to other funds in its peer group. The Trustees also considered information concerning Hardman Johnston’s management of similarly managed accounts. After considering all of the information, the Trustees concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Hardman Johnston taking over as sub-advisor to the Fund.
Sub-Advisory Fee. The Board reviewed and considered the sub-advisory fee payable by Marmont Partners to Hardman Johnston under the Permanent Sub-Advisory Agreement, noting that the proposed fee is higher than the fee that was payable to Redwood Investments, LLC under the Prior Sub-Advisory Agreement, and considering information provided by Marmont Partners regarding the fee change. The Board determined that the sub-advisory fee was appropriate. In evaluating the sub-advisory fee, the Board noted that the fee is paid by Marmont Partners and therefore the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee.
During the fiscal year ended October 31, 2019, Marmont Partners did not pay Redwood Investments any sub-advisory fees under the Prior Sub-Advisory Agreement. If the Permanent Sub-Advisory Agreement had been in place during the same period, Marmont Partners would not have paid Hardman Johnston any sub-advisory fees due to the calculation of the Net Fee Revenue received by Marmont Partners. During the fiscal year ended October 31, 2019, Marmont Partners waived all of its advisory fees payable by the Fund to Marmont Partners.
Costs and Profitability. The Board did not consider the cost of services to be provided by Hardman Johnston under the Permanent Sub-Advisory Agreement or the profitability to Hardman Johnston from its relationship with the Fund to be material factors because the sub-advisory fee is paid by Marmont Partners. The Trustees considered that the Fund would not bear any expenses related to the change in sub-advisor, including expenses related to the proxy statement, but shareholders may experience indirect costs through increased brokerage commissions and capital gains distributions (which may be offset by capital loss carryforwards) as the portfolio is transitioned to Hardman Johnston’s investment strategy.

Economies of Scale. Because the sub-advisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.
Other Benefits to Hardman Johnston. The Trustees considered any additional indirect benefits that Hardman Johnston expects to derive from its relationship with the Fund, including a larger asset based that would lead to larger trading commissions and soft dollar benefits. The Board concluded that this potential benefit was appropriate.
Change in the Fund’s Diversification Status
At the meeting held on November 12, 2019, the Board also considered this proposal to operate the Fund as a “non-diversified” Fund and voted unanimously to approve this proposal. In determining to recommend approval of the proposal, the Board considered, among other factors, Hardman Johnston’s statement that it believes the Fund would benefit from changing its classification to non-diversified because it would allow the Fund greater flexibility to hold larger positions in the securities of certain companies that Hardman Johnston recommends. The Board further considered Hardman Johnston’s statement that the non-diversification classification is important to its strategy. The Board considered that a fund that invests a larger percentage of its assets in a smaller number of issuers could be more susceptible to negative events affecting those issuers, and in that regard, considered Hardman Johnston’s belief that the potential benefits of investing more of the Fund’s assets in particular issuers justify the risks of following a non-diversified strategy. The Trustees noted that Hardman Johnston’s security selection process and investment philosophy differs from the Fund’s previous sub-advisor’s management of the Fund and accordingly had recommended this change. The Trustees also noted that Hardman Johnston would continue to manage the Fund as a diversified fund in the event that the proposal to reclassify the Fund as non-diversified is not approved by shareholders. Based on Marmont Partners’ and Hardman Johnston’s recommendations, the Board unanimously approved the proposal to change the Fund’s diversification status to non-diversified.
Based on all the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Permanent Sub-Advisory Agreement and for the approval of changing the Fund’s diversification status to “non-diversified.”
Vote Required
Approval of each proposal requires the affirmative vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote.
The approval of proposal two is contingent the approval of proposal one (i.e., the Fund will remain diversified if Hardman Johnston is not retained under the Permanent Sub-Advisory Agreement). In addition, if proposal one is adopted by shareholders but proposal two is not, the Fund will continue to managed as a diversified fund.

OTHER BUSINESS
The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.
SUBMISSION OF SHAREHOLDER PROPOSALS
The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION
Service Providers
The Fund’s investment advisor is Marmont Partners, LLC, 925 W. Lancaster Ave, Suite 200, Bryn Mawr, PA 19010. The Fund’s current sub-advisor, through December 31, 2019, is Redwood Investments, LLC, One Gateway Center, 802, Newton, Massachusetts 02458. The Fund’s sub-advisor effective January 1, 2020 (pursuant to the Interim Sub-Advisory Agreement) and proposed sub-advisor is Hardman Johnston Global Advisors LLC, 300 Atlantic Street, Suite 601, Stamford, Connecticut 06901. The Fund’s administrator is U.S. Bancorp Fund Services, LLC located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. The Fund’s principal underwriter is Quasar Distributors, LLC located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s custodian is U.S. Bank, National Association, an affiliate of U.S. Bancorp Fund Services, LLC. The custodian is located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212.
Any Purchases or Sales of Securities of the Advisor and Sub-Advisors
Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Marmont Partners, Redwood Investments, Hardman Johnston, or any of their respective affiliated companies.
Voting Securities, Principal Shareholders and Management Ownership
Shareholders of the Fund at the close of business on December 3, 2019, will be entitled to be present and vote at the Meeting. As of that December 3, 2019, 164,761.91 shares of the Fund were outstanding. A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.
As of December 3, 2019, none of the Trustees or Officers of the Trust owned any shares of the Fund. As of December 3, 2019, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Institutional Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	64.1%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	27.69%	Record
William G. Costin 337 Avon Road Bryn Mawr, PA 19010-3655	6.56%	Beneficial

Retail Shares
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	92.14%	Record
Daniel T. DiDomenico 201 S. Fairfield Road Devon, PA 19333-1630	7.86%	Beneficial

Principal Executive Officers and Trustees of the Trust
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one trustee who is considered an interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Funds in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
INTERESTED TRUSTEE
James R. Schoenike(2) (Born 1959)	Trustee and Chairman since July 2016	Distribution Consultant since 2018, President and CEO, Board of Managers, Quasar Distributors, LLC (2013 – 2018).	9	None
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017; Managing Director of Kohala Capital Partners, LLC (2011-2016).	9	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013.	9	Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry) (2015-2016); Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, since 2017.
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; Venture Partner and General Counsel, Motley Fool Ventures LP, since 2018; Manager, Motley Fool Wealth Management, LLC, since 2013; Adjunct Professor, Washington College of Law, American University, since 2006; General Counsel Motley Fool Asset Management, LLC (2008 – 2019).	9	None

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.

(2)	Mr. Schoenike is an Interested Trustee by virtue of his previous position as President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).

(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Name, Year of Birth and Address	Position(s) Held with the Trust and Length of Time Served (3)	Principal Occupation(s) During the Past Five Years
OFFICERS
Douglas J. Neilson(1) (Born 1975)	President and Principal Executive Officer, since July 1, 2016	Vice President, Compliance and Administration, Fund Services, since 2001
Matthew J. McVoy(1) (Born 1980)	Treasurer and Principal Financial Officer, since July 1, 2016	Assistant Vice President, Compliance and Administration, Fund Services, since 2005
Gerard Scarpati(2) (Born 1955)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since July 1, 2016	Compliance Director, Vigilant since 2010
Alyssa M. Bernard(1) (Born 1988)	Secretary, since August 20, 2019
Assistant Vice President, Compliance and Administration, Fund Services, since 2018; Attorney, Mutual Fund Disclosure, Waddell & Reed Financial, Inc., 2017-2018; Attorney, Corporate Governance, American Century Companies, Inc., 2014-2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.

(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.

(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
Solicitation of Proxies and Voting
The Fund has engaged Computershare to serve as proxy solicitor and vote tabulator at an anticipated cost of $7,400, plus out-of-pocket expenses. All expenses related to the proxy will be paid by Marmont Partners and not the Fund. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 13, 2019. Supplementary solicitations may be made by mail, telephone, facsimile, email or other electronic means or personal interview by representatives of the Trust or Marmont Partners. In addition, Computershare may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust. The Trust also may also arrange to have votes recorded by telephone.
Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (1) written instruction addressed to Alyssa M. Bernard, Secretary, Manager Directed Portfolios, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202; (2) attendance at the Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.
If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will not count towards the number of votes in favor of the approval of the Permanent Sub-Advisory Agreement or the change in the Fund’s diversification status, which means they will have the effect of a vote against these proposals. With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal. Abstentions will be treated as votes against each proposal.
All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR Proposal 1 and Proposal 2. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).
With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.
The presence at the Meeting, in person or by proxy, of shareholders representing 40% of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting. However, as indicated above, since each proposal must be approved by a “majority of the outstanding votes securities” as defined under the 1940 Act, more than 50% of the Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve a proposal. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion to any such adjournment.
Other than the principal shareholders disclosed above, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date. Shareholders of record of the Trust at the close of business on December 3, 2019 will be entitled to vote at the Meeting. Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.
The Fund expects that the solicitation will be primarily by mail, but also may include telephone, email, facsimile or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Computershare, Fund officers, or employees or agents of Marmont Partners asking you to vote. The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.
The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by Marmont Partners.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 866-904-6150. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-558-9105 or write to Hardman Johnston International Growth Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
For a free copy of the Fund’s latest annual and/or semiannual reports, call 1‑833‑627-6668, visit the Fund’s website at www.marmontpartners.com or write to Marmont Redwood International Equity Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. To obtain directions to attend the Meeting, please call 1-833-627-6668.

Exhibit A

MANAGER DIRECTED PORTFOLIOS

FORM OF PROPOSED PERMANENT SUB-ADVISORY AGREEMENT
Between Marmont Partners LLC and
Hardman Johnston Global Advisors LLC

AGREEMENT made as of the ___day of ___________, 2020, by and among Hardman Johnston Global Advisors LLC, a Connecticut limited liability company, located at 300 Atlantic Street, Suite 601, Stamford, Connecticut 06901, (the “Sub‑Advisor”), and Marmont Partners LLC, a Pennsylvania limited liability company located at 925 W. Lancaster Ave., Suite 210, Bryn Mawr, PA 19010 (the “Advisor”).
WHEREAS, Manager Directed Portfolios, a Delaware statutory trust (the “Trust”), is an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the series of the Trust (each, a “Fund”), as indicated on Schedule A attached hereto, are separate series of the Trust having separate assets and liabilities;
WHEREAS, the Advisor and the Sub‑Advisor are each engaged in the business of rendering investment advice; and
WHEREAS, the Advisor and Sub‑Advisor are each registered as investment advisors under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Trust, on behalf of the Funds, has retained the Advisor to render investment management services to the Funds pursuant to an Investment Advisory Agreement dated as of February 9, 2018 (the “Investment Advisory Agreement”); and
WHEREAS, the Investment Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and
WHEREAS, the Advisor desires to retain the Sub-Advisor as subadviser for the Funds as indicated on Schedule A; and
NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB‑ADVISOR.

(a)
Appointment and Acceptance. The Sub‑Advisor is hereby appointed and the Sub‑Advisor hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to that portion of each Fund’s portfolio designated by the Advisor (the “Portfolio”).

(b)
Independent Contractor. The Sub‑Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Funds.

(c)
The Sub‑Advisor’s Representations, Warranties and Covenants. The Sub‑Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

The Sub‑Advisor represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, client brochure and applicable brochure supplements to the Advisor.
Neither the Sub‑Advisor, its affiliates, nor any officer, manager, partner or employee of the Sub‑Advisor or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub‑Advisor from acting as an investment adviser to an investment

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company under the 1940 Act. The Sub‑Advisor will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub‑Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
The Sub‑Advisor has adopted a written code of ethics complying with the requirements of Rule 17j‑1 under the 1940 Act and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics upon the execution of this Agreement. On at least an annual basis, the Sub‑Advisor will comply with the reporting requirements of Rule 17j‑1, which may include: (i) certifying to the Advisor that the Sub‑Advisor and its access persons have complied with the Sub‑Advisor’s code of ethics with respect to the Portfolio, and (ii) identifying any material violations which have occurred with respect to the Portfolio. Upon reasonable notice from and the reasonable request of the Advisor, the Sub‑Advisor shall permit the Advisor, its employees and its agent to examine the reports required to be made by the Sub‑Advisor pursuant to Rule 17j‑1 and all other records relevant to the Sub‑Advisor’s code of ethics to the extent such reports and/or records are relevant to services provided by the Sub-Advisor to the Funds pursuant to this Agreement.
The Sub‑Advisor has adopted and implemented written policies and procedures, as required by Rule 206(4)‑7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub‑Advisor, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub‑Advisor shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Portfolio. The Sub‑Advisor will also provide, at the reasonable request of the Advisor, periodic certifications, in a form reasonably acceptable to the Advisor, attesting to such written policies and procedures.
The Sub‑Advisor shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as are necessary to protect any confidential information of the Funds and nonpublic personal information of each Fund’s shareholders in the possession of the Sub-Advisor. The Sub‑Advisor shall promptly notify the Advisor and the Trust of any material violations or breaches of such policies and procedures.
The Sub‑Advisor will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of the Funds prior to the Sub‑Advisor becoming registered or filing a notice of exemption with the National Futures Association.
The Sub-Advisor has adopted procedures as necessary to: (i) comply with the U.S. Foreign Corrupt Practices Act; and (ii) prohibit any investments by a Fund in issuers owned by Specially Designated Nationals or Blocked Persons or issuers or countries otherwise prohibited by a U.S. sanctions program.

(d)
The Advisor’s Representations, Warranties and Covenants. The Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

The Advisor represents, warrants and agrees that it is registered as an investment adviser under the Advisers Act. Neither the Advisor, its affiliates, nor any officer, manager, partner or employee of the Advisor or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Advisor from acting as an investment adviser to an investment company under the 1940 Act. The Advisor will promptly notify the Sub‑Advisor of the occurrence of any event that would disqualify the Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

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The Advisor further represents, warrants and agrees that it has the authority under the Investment Advisory Agreement to appoint the Sub‑Advisor.
The Advisor further represents and warrants that it has received a copy of the Sub‑Advisor’s current Form ADV.
The Advisor has provided the Sub‑Advisor with the Funds’ most current prospectus and statement of additional information contained in the Trust’s registration statement (collectively, the “Prospectus”), instructions, policies and directions of the Trustees pertaining to the Advisor and the Funds, and any policies and procedures of the Funds with which the Sub-Advisor shall be expected to comply, as in effect from time to time. The Advisor shall promptly furnish to the Sub‑Advisor copies of all material amendments or supplements to the foregoing documents and shall provide the Sub-Advisor with at least 30 days' advance written notice (or, if such advance notice cannot be provided under the circumstances, with as much advance notice as is reasonably possible) of any material change to any of the foregoing documents.
The Advisor will provide timely information to the Sub‑Advisor regarding such matters as inflows to and outflows from the Funds and the cash requirements of, and cash available for investment in, the Funds.
The Advisor will timely provide the Sub‑Advisor with copies of monthly accounting statements for the Funds, and such other information as may be reasonably necessary or appropriate in order for the Sub‑Advisor to perform its responsibilities hereunder.
The Advisor has adopted and implemented written policies and procedures, as required by Rule 206(4)‑7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Advisor, its employees, officers, and agents. The Advisor has adopted procedures as necessary to: (i) comply with the U.S. Foreign Corrupt Practices Act; and (ii) prohibit any investments by a Fund in issuers owned by Specially Designated Nationals or Blocked Persons or issuers or countries otherwise prohibited by a U.S. sanctions program.
The Advisor or Fund (or its agent) will timely provide the Sub-Advisor with copies of such information as may be reasonably necessary or appropriate in order for the Sub-Advisor to perform its responsibilities hereunder.
The Advisor will timely provide the Sub-Advisor with copies of any financial statements or reports made by the Fund to its shareholders, and such materials or information that the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. Accordingly, the Advisor shall furnish to the Sub-Advisor copies of each of the following documents:
i. The Trust’s Trust Instrument and By-Laws or other organizational documents of the Trust as in effect on the date hereof;
ii. Resolutions of the Board approving the engagement of Sub-Advisor as a sub-adviser to the Fund and approving this form of Agreement;
iii. The Advisory Agreement;
iv. Any actual or proposed changes to the Fund’s investment policies and guidelines;
v. A list of the Fund’s principal underwriter and each affiliated person of the Advisor, the Trust or the principal underwriter; and
vi. The terms and conditions of any exemptive and no-action relief granted to the Fund, as amended from time to time.
The Advisor shall furnish the Sub-Advisor from time to time with copies of all material amendments of or supplements to the Prospectus and any of the foregoing, if any, including

3

marked copies of such to highlight any revisions. The Advisor will also promptly notify the Sub-Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, regulatory agency, involving the affairs of the Fund.
2.    PROVISION OF INVESTMENT SUB‑ADVISORY SERVICES.
Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Funds, and subject to the supervision and review of the Advisor and the Board of Trustees, the Sub‑Advisor shall have the sole and exclusive responsibility for the making of all investment decisions for the Portfolio, including purchase, retention and disposition of securities, in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Prospectus.
As of the date of this Agreement, all (100%) of each Fund’s investable assets will be allocated to the Portfolio, and on each business day during the term of this Agreement the same percentage of the net cash derived from purchases, or required for redemptions, of each Fund’s shares will normally be added to or withdrawn from the Portfolio; provided that the Advisor has the right at any time to reallocate the portion of each Fund’s assets allocated to the Portfolio pursuant to this Agreement if the Advisor deems such reallocation appropriate.
For the purpose of complying with Rule 10f‑3(a)(5)(ii), Rule 12d3‑1(c)(3)(ii), Rule 17a‑10(a)(2) and Rule 17e‑1(d)(2) under the 1940 Act, the Sub‑Advisor hereby agrees that: (i) with respect to transactions in securities or other assets for the Funds, it will not consult with any other sub‑advisor to the Funds, or with any sub‑advisor that is a principal underwriter for the Funds or an affiliated person of such principal underwriter, other than for purposes of complying with the conditions of Rule 12d3‑1(a) or (b) under the 1940 Act; (ii) with respect to transactions in securities or other assets for the Funds, it will not consult with any sub‑advisor to a separate series of the Trust for which the Advisor serves as investment advisor, or with any sub‑advisor to the Funds that is a principal underwriter to the Funds or an affiliated person of such principal underwriter, other than for purposes of complying with the conditions of Rule 12d3‑1(a) or (b) under the 1940 Act; and (iii) its responsibility in providing investment advisory services to the Funds shall be limited solely to that portion of each Fund’s portfolio designated by the Advisor.
The Sub‑Advisor will, at its own expense:

(a)
advise the Advisor in connection with investment policy decisions to be made by it regarding the Funds and, upon reasonable request, furnish the Advisor with such research, economic and statistical data as may be in the possession of the Sub-Advisor in connection with each Fund’s investments and investment policies;

(b)	upon reasonable advance notice make its officers and employees reasonably available to meet with the Advisor and the Board of Trustees at the Trust’s principal place of business;

(c)
submit such reports and information as the Advisor or the Funds may reasonably request to assist the Funds’ custodian (the “Custodian”), administrator or fund accounting agent, in its or their determination of the market or fair value of securities held in the Funds;

(d)	place orders for purchases and sales of portfolio investments for the Portfolio;

(e)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Portfolio;

(f)
maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Sub-Advisor, to the extent not maintained by the Advisor or another agent of the Funds, and the Sub‑Advisor hereby agrees that all records which it maintains for the Portfolio are the property of the Funds and further agrees to surrender promptly to the Funds copies of any such records upon a Fund’s request; provided the Sub-Advisor shall be permitted to maintain copies of any such records, including the performance records of the Portfolio, and shall be permitted to use such performance records to promote its services to other accounts, including other fund accounts;

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(g)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with an electronic file of trades completed for each transaction effected for the Funds, provide copies to the Advisor upon request;

(h)
as soon as practicable following the end of each month, provide the Advisor with written statements showing all transactions effected for the Portfolio during the month, a summary listing all investments held in the Portfolio as of the last day of the month, and such other information as the Advisor may reasonably request in connection with any accounting services that the Advisor or its agents provide for the Portfolio. Advisor acknowledges that Sub‑Advisor and Custodian or the Funds’ accounting agent may use different pricing vendors or methods, which may result in valuation discrepancies;

(i)
absent specific instructions to the contrary provided to it by the Advisor, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Portfolio in accordance with the Sub‑Advisor’s proxy voting policy as most recently provided to the Advisor. The Sub‑Advisor shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Funds’ shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio. The Sub‑Advisor’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Advisor shall cause to be forwarded to the Sub‑Advisor. The Sub‑Advisor further agrees that it will provide the Board of Trustees, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12‑month period or such other period as the Board may designate. Upon reasonable request, the Sub‑Advisor shall provide the Advisor with all proxy voting records relating to the Portfolio, including but not limited to those required by Form N‑PX, such information to be provided in a format consistent with the manner in which it is to be disclosed in Form N-PX. Upon request of the Advisor, the Sub‑Advisor will also provide an annual certification, in a form reasonably acceptable to the Advisor, attesting to the accuracy and completeness of such proxy voting records;

(j)
absent specific instructions to the contrary provided to it by the Advisor, and subject to its receipt of all necessary materials, act on behalf of the Trust with respect to any reorganizations, exchange offers and other voluntary corporate actions (each a “Corporate Action”) with respect to securities held by the Portfolio. The Sub‑Advisor shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Funds’ shareholders in taking or abstaining from taking action in connection with any such Corporate Action. The Sub‑Advisor’s obligations in the previous sentence are contingent upon its timely receipt of all relevant materials relating to such Corporate Action, which the Advisor shall cause to be forwarded to the Sub‑Advisor. The Sub‑Advisor further agrees that it will provide the Board of Trustees, as the Board may reasonably request, with a written report of any actions taken with respect to Corporate Actions during the most recent 12‑month period or such other period as the Board may designate;

(k)	inform the Advisor and the Board of Trustees of material changes in investment strategy or tactics or in key personnel;

(l)
furnish to the Board of Trustees such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 7 hereof;

(m)	notify the Advisor of any material changes in its ownership within a reasonable time prior to such changes; and

(n)
provide reasonable assistance to the Trust, with respect to Sub‑Advisor’s management of the Portfolio, in connection with the Trust’s compliance with the Sarbanes‑Oxley Act and the rules and regulations promulgated by the Securities and Exchange Commission

5

thereunder, and Rule 38a‑1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it has adopted and implemented policies and procedures reasonably designed to prevent violation of all applicable “federal securities laws,” as required by Rule 38a‑1(e)(1) under the 1940 Act, and Rule 206(4)‑7 under the Advisers Act; (ii) facilitating and cooperating with third‑party audits arranged by the Trust to evaluate the effectiveness of it compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports; and (v) promptly providing special reports to the Trust’s chief compliance officer in the event of violations of the Trust’s policies and procedures, violations of applicable laws, including but not limited to federal and state securities laws, the Commodity Exchange Act (the “CEA”) and any other compliance violations affecting the Funds.

3.	ALLOCATION OF EXPENSES.
Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that the expenses borne by the Funds shall include the following:

(a)	brokerage commissions for transactions in the portfolio investments of the Funds and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)	custodian fees and expenses;

(c)	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Funds to federal, state or other government agencies; and

(d)	interest payable on any Fund borrowings.
The Sub‑Advisor specifically agrees that the Sub‑Advisor shall be responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the management of their portion of the assets of the Portfolio. In order to minimize the need and expense on Advisor of convening a special Board of Trustees meeting, Sub‑Advisor agrees that, to the extent reasonably practical, Sub‑Advisor will provide Advisor sufficient advance notice of any proposed material changes to the Sub‑Advisor, so that such issues may be considered by the Board of Trustees during its regularly scheduled quarterly meetings. Sub‑Advisor shall pay the expenses relating to costs of any special meeting of the Board of Trustees or shareholders of a Fund convened due to a change of control or otherwise for the primary benefit of the Sub‑Advisor. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Advisor in the Investment Advisory Agreement or any other agreement to which they are parties.
4.    SUB‑ADVISORY FEES.
For all of the services rendered with respect to the Funds as herein provided, the Advisor shall pay to the Sub‑Advisor the Sub-Advisory Fee (for the payment of which the Funds shall have no obligation or liability), as defined in Schedule A attached hereto, which is made a part hereof. The Sub-Advisory Fee shall be payable monthly in arrears, as soon as practicable (and, in any event, not later than 20 days) after the last day of each calendar month.
During any month in which the Adviser recoups previously waived fees or reimbursed expenses (the “Recoupment”) relating to a period during which the Sub-Advisory Fee was based on a percentage of the net advisory fee received by the Adviser from the Fund, the Sub‑Advisor shall be paid the same percentage of the Recoupment. The parties acknowledge that the Adviser is only entitled to recoup from a Fund amounts waived or reimbursed for a period of three years from the date such amount was waived or reimbursed, subject to any expense limitation in place at the time of the Recoupment.
5.    PORTFOLIO TRANSACTIONS.
In connection with the investment and reinvestment of the assets of the Portfolio, the Sub‑Advisor is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio

6

and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. In making such assessment, the Sub-Advisor may take into account such factors as the Sub-Advisor deems appropriate, including without limitation one or more of the following: the experience and skill of the securities traders employed by a broker or dealer, the broker’s or dealer’s financial responsibility and administrative efficiency, the size of the order, the nature of the market for the security, the timing of the transaction and the difficulty of execution. The Sub‑Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub‑Advisor shall have the right to select brokers who furnish brokerage and research services to the Funds or to the Sub‑Advisor, and who charge a higher commission rate to the Funds than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub‑Advisor shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Funds. In the event the Sub‑Advisor places trades through a broker or dealer affiliated with the Advisor (as specified by the Advisor to the Sub-Advisor in writing) or the Sub‑Advisor, the Sub‑Advisor agrees to provide notice to the Funds and to comply with the Funds’ affiliated brokerage procedures.
The Advisor authorizes and empowers the Sub‑Advisor to open or direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Funds and to execute for the Funds as its agent standard customer agreements with such broker or brokers as the Sub‑Advisor shall select as provided above. The Sub‑Advisor shall provide the Advisor and the Trust with copies of any documents executed on behalf of the Trust hereunder promptly after the execution of such documents. The Sub‑Advisor may, using such of the securities and other property in the Funds as the Sub‑Advisor deems necessary or desirable, direct the Custodian to deposit for the Funds original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub‑Advisor deems desirable or appropriate. The Sub‑Advisor shall cause all securities and other property purchased or sold for the Funds to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Funds shall remain in the direct or indirect custody of the Custodian. The Sub‑Advisor shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.
The Sub‑Advisor further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Funds, (ii) to deliver securities and other property against payment for the Funds, and (iii) to transfer assets and funds to such brokerage accounts as the Sub‑Advisor may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub‑Advisor shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub‑Advisor except as expressly provided herein.
The Sub‑Advisor and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Sub‑Advisor may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is (i) permissible under the applicable law and the Funds’ procedures or in accordance with an exemptive order and (ii) approved in advance by the Advisor. In the event of any such transaction, the transaction shall be reported to the Board on a quarterly basis.
6.    LIABILITY; STANDARD OF CARE.
In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or the Sub-Advisor’s reckless disregard of its obligations and duties hereunder, neither the Sub-Advisor nor any of its affiliates (as defined in Section 2(a)(3) of the 1940 Act), members, agents or employees shall be subject to any liability to the Advisor or the Trust for any act or omission, error of judgment or mistake of law in the course of, or in connection with, the services rendered hereunder.

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The Sub‑Advisor, its affiliates (as defined in Section 2(a)(3) of the 1940 Act), members, agents and employees shall be indemnified by the Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims) incurred by the Sub-Advisor and:

(a)
arising from a Fund’s or the Advisor’s directions to the Sub‑Advisor or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	arising from the acts or omissions of the Advisor or a Fund, their respective affiliates (as defined in Section 2(a)(3) of the 1940 Act), agents or employees;
except for any such liability or loss which is due to the gross negligence, willful misconduct, or lack of good faith of the Sub‑Advisor, its affiliates, agents and employees, or the Sub‑Advisor’s reckless disregard of its duties and obligations.
The Advisor, Funds and their affiliates (as defined in Section 2(a)(3) of the 1940 Act), agents and employees shall be indemnified by the Sub-Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims) incurred by the Advisor or a Fund and that arise from the gross negligence, willful misconduct, or lack of good faith of the Sub-Advisor, its affiliates, agents and employees, or the Sub-Advisor’s reckless disregard of its duties and obligations hereunder. Neither the Advisor nor the Sub-Advisor shall be liable hereunder for any special, consequential or incidental damages.
The Sub‑Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.
The Sub-Advisor shall not be obligated to perform any service not described in this Agreement and shall not be deemed by virtue of this Agreement to have made any representations or warranty that any level of investment performance or level of investment results will be achieved.
7.    TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT.

(a)
This Agreement shall go into effect for the Hardman Johnston International Growth Fund as of the date it is approved by a vote of a majority of the outstanding voting securities of the Fund and shall remain in effect for two years from the date thereof unless sooner terminated as hereinafter provided. With respect to any other Fund set forth on Schedule A, this Agreement shall go into effect at the time such Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Funds at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b)
This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board of Trustees, by the Advisor, or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub‑Advisor, and by the Sub‑Advisor without payment of any penalty upon sixty (60) days’ written notice to the Fund and the Advisor. In the event of a termination, the Sub‑Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Advisor, transfer any and all books and records of the Fund maintained by the Sub‑Advisor on behalf of the Fund;

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(c)	This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act; and

(d)	This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.
8.    SERVICES NOT EXCLUSIVE.
The services of the Sub‑Advisor to the Funds are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub‑Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. In addition, the Advisor understands that the Sub‑Advisor may give advice and take action with respect to other clients in a manner that may differ from the timing or nature of action taken by the Sub‑Advisor with respect to the Portfolio. Nothing in this Agreement imposes upon the Sub‑Advisor any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any security or other instrument which the Sub‑Advisor may purchase for any other client.
9.    AGGREGATION OF ORDERS.
Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities of the Portfolio with those for other accounts managed by the Sub‑Advisor or its affiliates. When a security proposed to be purchased or sold for the Portfolio is also to be purchased or sold for other accounts managed by the Sub‑Advisor at the same time, the Sub‑Advisor may aggregate such orders and shall allocate such purchases or sales on a pro‑rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.
10.    BORROWING.
The Sub‑Advisor agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing. Any borrowing on behalf of a Fund must be approved in advance by the Advisor and the Board of Trustees and made in accordance with the requirements of the 1940 Act and the Fund’s investment policies.
11.    AMENDMENT.
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.
12.    SEVERABILITY.
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.
13.    NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.
Notwithstanding any provision herein to the contrary, the Sub‑Advisor hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Funds (a) all records and other information relative to a Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S‑P (“Regulation S‑P”), promulgated under the Gramm‑Leach‑Bliley Act (the “G‑L‑B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S‑P or the G‑L‑B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub‑Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub‑Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

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Each of the Advisor and the Sub‑Advisor agrees (as applicable, a “Receiving Party”) that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of information supplied by the Sub-Advisor or by Advisor or a Fund, (each, as applicable, a “Disclosing Party”), that is not otherwise in the public domain or previously known to the Receiving Party. As used herein, “Confidential Information” means confidential and proprietary information of a Disclosing Party, including portfolio holdings of the Funds or other accounts managed by the Advisor, and information relating to the investment strategies, techniques or operations of the Sub-Advisor, that is received by the Receiving Party in connection with this Agreement, including information with regard to the portfolio holdings and characteristics of the Portfolio.
Except as set forth in this Agreement or otherwise required by applicable law, the Receiving Party will restrict access to the Confidential Information to its, its affiliates’, or the Disclosing Party’s employees, directors, officers, attorneys, auditors, agents, service providers, consultants, sub‑contractors, and advisers who will use it only (i) for the purpose for which the Confidential Information was provided to that party; (ii) as reasonably necessary for a party to meet its obligations under this Agreement; or (iii) as reasonably necessary for the provision of services to a party. The foregoing shall not prevent a Receiving Party from disclosing Confidential Information that is (1) publicly known or becomes publicly known through no unauthorized act of its own, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the other party for disclosure, (4) requested by a regulator in the course of a routine regulatory examination; or (5) required to be disclosed pursuant to a governmental agency, court order, or law so long as the disclosing party provides the other party with prompt written notice of such requirement prior to any such disclosure; however, such notice is not required if information is provided on an aggregate basis without specific attribution to the party providing the Confidential Information.
14.    RIGHT TO USE NAMES.
The parties acknowledge and agree that the name of the initial Fund subject to this Agreement shall be “Hardman Johnston International Growth Fund” during the term of this Agreement. The Sub-Advisor hereby grants to each Fund a license to use the name “Hardman Johnston” (the “Name”). The foregoing authorization by the Sub-Advisor to a Fund to use the Name is not exclusive of the right of the Sub-Advisor itself to use, or to authorize others to use, the Name; the parties acknowledge and agree that, as between the Sub-Advisor, the Advisor and the Fund, the Sub-Advisor has the right to use, or authorize others to use, the Name. Each Fund shall only use the Name in a manner consistent with uses approved by the Sub-Advisor.
The Sub-Advisor hereby consents to the use of the Name, its name and the names of its affiliates in each Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Advisor and each Fund may also use the Name in disclosure documents, records and otherwise as required by applicable law or regulation. The Sub-Advisor shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Advisor, the Trust or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust or the Advisor, as applicable. For the avoidance of doubt, the Sub-Advisor may use the name of a Fund for any purpose, and may use the name of the Trust or the Advisor in disclosure documents, records and otherwise as required by applicable law or regulation. All marketing materials regarding the Fund must be approved in advance by the Fund’s distributor.
It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, each Fund shall promptly cease the use of the Name and make appropriate state and federal filings to effect such change, and otherwise the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

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15.     ANTI‑MONEY LAUNDERING COMPLIANCE.
The Sub‑Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti‑Money Laundering Policy. The Sub‑Advisor agrees to comply with the Trust’s Anti‑Money Laundering Policy and the AML Laws, as the same may apply to the Sub‑Advisor, now and in the future. The Sub‑Advisor further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub‑Advisor to governmental and/or regulatory or self‑regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.
16.    NOTICES.
Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, electronic mail, by hand or by commercial overnight delivery service, addressed as follows:
ADVISOR:
Marmont Partners LLC
925 W. Lancaster Ave., Suite 230
Bryn Mawr, PA 19010
Attn.: Gui Costin
CEO
SUB‑ADVISOR:
Hardman Johnston Global Advisors LLC
300 Atlantic Street, Suite 601
Stamford, Connecticut 06901
Attn.: Jeffrey Meyer
President
FUND:
Manager Directed Portfolios
On behalf of the Funds listed in Schedule A
Alyssa M. Bernard
U.S. Bank Global Fund Services
U.S. Bank Center
777 E Wisconsin Ave, Milwaukee, WI 53202
16.    GOVERNING LAW.
This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.
17.    ASSIGNMENT.
This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.
18.    MULTIPLE ORIGINALS.
This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.
Marmont Partners LLC

By:____________________
Name:    Gui Costin
Title:    CEO

Hardman Johnston Global Advisors LLC

By:____________________
Name:    Jeffrey Meyer
Title:    President

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SCHEDULE A
SUB‑ADVISORY FEE

Series of Manager Directed Portfolios
Hardman Johnston International Growth Fund (formerly known as Marmont Redwood International Equity Fund)
In consideration of the services provided by the Sub-Advisor under this Sub-Advisory Agreement, the Advisor shall pay to the Sub-Advisor a monthly fee, payable in arears, equal to sixty percent (60%) of the Net Fee Revenue received by the Advisor for such month (each such monthly fee amount, the “Sub-Advisory Fee”). In the case of termination of this Agreement during any month, the Sub-Advisory Fee payable with respect to such month shall be pro-rated based upon the number of days during such month preceding the date of termination over actual days in such month.
For purposes of calculating the Sub-Advisory Fee, “Net Fee Revenue” means: (i) the aggregate amount of advisory, management or comparable fees (the “Management Fees”) paid to the Advisor by a Fund pursuant to the Investment Advisory Agreement (as may be amended from time to time), net of any contractual or voluntary fee waiver or expense reimbursement payable by the Advisor to a Fund, minus (ii) any distribution, revenue sharing, sub-transfer agent or other administrative fees related to a Fund paid by the Advisor paid to financial intermediaries that are not affiliated with the Advisor (a “Third Party Intermediary Payment”).
The parties acknowledge and agree that the Advisor and the Fund have entered into an Operating Expense Limitation Agreement dated February 9, 2018 (the “OELA”) pursuant to which the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that the Fund’s total annual fund operating expenses (excluding specified excludable expenses) do not exceed 1.00% of the Fund’s average daily net assets, through at least February 28, 2021 and that the Advisor’s fee waivers and/or payments under the OELA will be deducted from Net Fee Revenue.  The Advisor agrees to give the Sub-Advisor prior notice before entering into a new OELA or extending the term of the existing OELA.
The Sub-Advisor must approve all arrangements with financial intermediaries before the Advisor may deduct Third-Party Intermediary Payments related to a financial intermediary from the Net Fee Revenue.
For the avoidance of doubt, whether the Sub-Advisor has approved the deduction of amounts payable under the OELA or a Third-Party Intermediary Payment shall not affect whether the Advisor or the Fund may implement such arrangements but shall only affect the determination of Net Fee Revenue for purposes of this Agreement.
For the avoidance of doubt, expenses of the Advisor including the salaries, commissions, rent, office equipment and other similar overhead of the Advisor, shall be charged solely and exclusively to, and paid by, the Advisor, and shall not be subtracted from the Management Fees when calculating Net Fee Revenue.
At such time as the Sub-Advisory Fee is paid, the Advisor shall deliver to the Sub-Advisor a written calculation of the Net Fee Revenue, which shall include reasonable detail on the components used in such calculation.

Approved by the Board of Trustees: November 12, 2019

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PROXY CARD
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-904-6150 or go to www.proxy-direct.com/mri-31033

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	MARMONT REDWOOD INTERNATIONAL EQUITY FUND (TO BE HARDMAN JOHNSTON INTERNATIONAL GROWTH FUND)	PROXY
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 21, 2020

This Proxy is solicited on behalf of the Board of Trustees of the Manager Directed Portfolios on behalf of the Marmont Redwood International Equity Fund (to be known as the Hardman Johnston International Growth Fund as of January 1, 2020). The undersigned hereby appoints as proxies Douglas J. Neilson and Alyssa M. Bernard, and each of them (with power of substitution), to vote all shares of the undersigned of the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m. Central Time, on January 21, 2020, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

VOTE VIA THE INTERNET: www.proxy-direct.com/mri-31033
VOTE VIA THE TELEPHONE: 1-866-904-6150

Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date_________________________________________________, 2020

Signature(s) Title(s), if applicable	(Sign in the Box)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	ABSTAIN	AGAINST
1.	To approve a new sub-advisory agreement between Marmont Partners LLC and Hardman Johnston Global Advisors LLC on behalf of the Fund.	[ ]	[ ]	[ ]
2.	To change the Fund’s diversification status from being a “diversified fund” to being a “non-diversified fund.”	[ ]	[ ]	[ ]

Your vote is important no matter how many shares you own. If you are not voting by phone or internet, please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.